                                 Exhibit 10 (r)


              Fourth Amendment dated as of July 27, 1995 between
                         the Registrant and the Bank

                               FOURTH AMENDMENT

 This Fourth Amendment (this "Amendment") is executed in Cleveland, Ohio on
July 27, 1995, by and between REALTY REFUND TRUST ("Borrower") and NATIONAL CITY BANK ("Bank").


                             PRELIMINARY STATEMENTS

    A. Borrower and Bank entered into a Credit Agreement dated as of July 18, 1990, wherein Bank established a contingent revolving credit facility for Borrower in a principal amount not to exceed Thirty Million Dollars ($30,000,000), which Credit Agreement was amended pursuant to the Amendment and Waiver dated as of July 7, 1992 the Second Amendment dated as of March 16, 1993, and the Third Amendment dated as of July 28, 1994, respectively (the Credit Agreement, as amended, the "Agreement").

    B. Borrower and Bank wish to further amend the Agreement on the terms and conditions set forth hereinafter.

                                   AGREEMENT

    For valuable consideration as hereinafter granted each to the other and intending to be legally bound hereby, the parties acknowledge the preliminary statements and, effective as of the date hereof, amend the terms, conditions, and provisions of the Agreement as follows:

    1. Effective as of September 1, 1995 (instead of August 1, 1995) the amount of the "subject commitment" (as defined in the Agreement) shall be reduced to Ten Million Dollars ($10,000,000).

    2. Subsection 5A.07 is hereby deleted and replaced in its entirety by the following:

    5A.07 SEPTEMBER 1, 1995 BALANCE -- If, on September 1, 1995, the then outstanding balance of the subject indebtedness exceeds Ten Million Dollars ($10,000,000).

    IN WITNESS WHEREOF, Borrower and Bank have executed this Amendment at the time and place first above mentioned.

Address:                                        REALTY REFUND TRUST

1385 Eaton Center                               By: JAMES H. BERICK
1111 Superior Avenue                                -------------------------
Cleveland, Ohio 44114                           Name: James H. Berick
                                                      -----------------------
                                                Title: President
                                                       ----------------------

Address:                                        NATIONAL CITY BANK

1900 East Ninth Street                          By: JOHN R. FRANZEN
Attn: Real Estate Industries Division               -------------------------
Cleveland, Ohio 44114-3484                      Name: John R. Franzen
                                                      -----------------------
                                                Title: Vice President
                                                       ----------------------
